EXHIBIT 99.3

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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Collateral Analysis

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                        Wtd Avg                      Wtd      Wtd
FICO    FICO            Current     Wtd Avg          Avg      Avg                     % Owner   % Full   % Ltd   % Stated   % Int
Low     High    LTV     Balance      GWAC     % MI   FICO     DTI    % SFR    % PUD     Occ      Doc      Doc       Doc     Only
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 500     524   > 65%   142,499.54     8.070   0.00    513    41.11    81.79   12.06     98.53    67.55    4.86      27.59    0.00
 525     549   > 65%   157,729.19     7.703   0.00    537    41.18    82.38    9.24     99.19    69.74    2.56      27.70    0.00
 550     574   > 65%   162,185.29     7.336   0.00    561    40.11    81.19   11.07     98.39    68.34    5.26      26.40    0.00
 575     599   > 70%   159,590.55     7.185   0.00    588    40.48    73.64   13.62     95.99    57.80    8.82      33.38   13.32
 600     624   > 70%   170,409.99     6.856   0.00    612    40.02    73.37   16.01     95.40    56.78    7.95      35.27   10.93
 625     649   > 70%   173,899.58     6.849   0.00    637    41.50    73.47   13.65     93.95    43.90    5.33      50.77    8.96
 650     674   > 80%   159,110.42     7.206   0.00    662    39.99    68.24    9.67     88.14    44.10    5.50      50.40    5.66
 675     699   > 80%   140,372.40     7.275   0.00    686    41.12    70.55    7.65     86.39    37.15    4.44      58.41   10.82
 700     724   > 80%   158,886.60     6.979   0.00    711    40.19    65.17    6.45     85.89    44.69    1.34      53.97   12.14
 725     749   > 85%   167,190.87     6.939   0.00    737    42.00    73.43   14.83     86.61    41.71    2.18      56.11   26.50
 750     774   > 85%   133,076.20     6.880   0.00    761    37.85    64.80    4.25     82.37    46.67    0.00      53.33   29.32
 775     799   > 85%   115,812.94     7.546   0.00    788    42.70    71.08   15.30    100.00    39.78    0.00      60.22   12.80
 800    max    > 85%   109,612.73     7.571   0.00    803    40.70   100.00    0.00     77.43    63.65   22.57      13.78    0.00
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                        Wtd Avg                      Wtd      Wtd
 LTV    LTV             Current     Wtd Avg          Avg      Avg                      % Owner   % Full   % Ltd   % Stated   % Int
 Low    High    DTI     Balance      GWAC     % MI   FICO     DTI    % SFR     % PUD     Occ      Doc      Doc      Doc      Only
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 60%     64%   > 50%   148,439.17    6.961    0.00    577    53.67    38.80     8.19     82.61    86.09    0.00      13.91    0.00
 65%     69%   > 50%   180,399.74    7.114    0.00    583    52.32    83.83     0.00     91.15    68.21    0.00      31.79    4.52
 70%     74%   > 50%   218,038.64    6.895    0.00    595    53.24    79.16     4.82     93.53    69.11    8.51      22.38    0.00
 75%     79%   > 50%   166,736.14    7.178    0.00    584    53.08    73.37     5.99     82.78    73.28    3.15      23.57    0.00
 80%     84%   > 50%   186,346.37    6.770    0.00    565    52.64    80.07    10.97     97.91    73.63   14.06      12.31    1.52
 85%     89%   > 50%   181,730.98    6.744    0.00    601    52.01    71.42    11.96     98.30    90.30    1.30       8.40    0.00
 90%     94%   > 50%   265,253.42    6.481    0.00    607    52.35    80.18    19.82    100.00    78.48    8.61      12.90    0.00
 95%     99%   > 50%   182,755.87    7.457    0.00    629    50.83    87.21    12.79    100.00   100.00    0.00       0.00    0.00
100%    max    > 50%   100,164.76    7.345    0.00    722    53.61    86.07    13.93    100.00    86.07   13.93       0.00    0.00
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                        Wtd Avg                      Wtd      Wtd
 DTI    DTI             Current     Wtd Avg          Avg      Avg                     % Owner   % Full   % Ltd   % Stated   % Int
 Low    High   FICO     Balance      GWAC     % MI   FICO     DTI    % SFR    % PUD     Occ      Doc      Doc      Doc      Only
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 20%     24%   < 525   102,043.39     8.018   0.00    514    22.65    95.40    4.60    100.00    88.21    0.00      11.79    0.00
 25%     29%   < 550   124,385.21     8.038   0.00    525    28.02    83.83    7.35     99.14    62.19    6.13      31.68    0.00
 30%     34%   < 575   131,061.48     7.703   0.00    540    32.69    84.53   11.20     98.61    72.63    3.97      23.40    0.00
 35%     39%   < 600   150,850.40     7.521   0.00    553    37.58    81.96    9.83     97.19    64.54    3.33      32.13    2.68
 40%     44%   < 625   170,029.84     7.387   0.00    571    42.65    76.33   11.47     96.45    55.74    3.54      40.72    7.08
 45%     49%   < 650   174,557.10     7.168   0.00    584    47.96    75.15   13.38     96.91    60.31    5.24      34.45    8.21
 50%     54%   < 675   186,678.46     6.998   0.00    584    52.49    76.34    7.42     93.99    71.31    4.95      23.74    3.77
 55%    max    < 700   247,142.45     6.492   0.00    563    56.32    90.82    0.00     84.69    72.15   27.85       0.00    0.00
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LIMITED AND STATED DOC

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                                Percent
                    Wtd Avg       of      Wtd            Wtd      Wtd      Wtd
FICO    FICO        Current     Current   Avg            Avg      Avg      Avg                       % Owner   % Full   % Ltd
Low     High        Balance     Balance   GWAC    % MI   FICO     DTI      LTV    % SFD     % PUD     Occ       Doc      Doc
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 500     524        173537.78       2.5   8.404     0     512     41.65   71.51     80.67    13.09   97.25         0    12.49
 525     549        173517.78       2.9   8.126     0     537     40.8    75.35       81      7.09   99.05         0     7.76
 550     574        180067.28      3.45   7.482     0     562     40.18   77.34     76.87     7.16   96.54         0    16.59
 575     599        201958.08      4.98   7.369     0     587     39.96   79.63     74.72     9.49   93.71         0    17.04
 600     624        203546.44      6.07   7.143     0     612     39.16   81.06       74      15.2   92.13         0    17.72
 625     649        188593.98      7.88   7.102     0     638     41.31   83.09     74.83    11.91   93.36         0     9.82
 650     674        171367.47      8.74   7.117     0     662     41.36   82.27     65.68    14.16   92.09         0     7.17
 675     699        167104.45       6.6   7.021     0     687     41.25   82.36     67.94    11.33   90.15         0     6.37
 700     724        170854.8       3.85   7.018     0     710     40.95   82.99     67.15     8.4    92.19         0     4.14
 725     749        193716.58      2.37   6.858     0     737     41.15   81.84     60.19    15.23   92.88         0     1.44
 750     774        171569.98      1.09   6.896     0     759     38.46   82.52     72.05    10.52   87.28         0     1.81
 775     799        163324.73       0.4   7.102     0     786     44.27   83.72     72.75     7.97   95.46         0     2.59
 800    max         124845.2       0.03   7.382     0     804     36.29   85.87      100       0     73.58         0    26.42
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[TABLE CONTINUED]

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FICO    % Stated    % Int
Low      Doc        Only     % CA    % NY    % FL
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 500    87.51         0      40.95    5.63   12.92
 525    92.24         0      37.93    6.54   12.52
 550    83.41         0      40.25    3.47    8.62
 575    82.96       12.63    41.68    7.31    8.38
 600    82.28       13.81    41.79    5.58    7.48
 625    90.18       8.15     39.63    7.74    7.25
 650    92.83       8.45     38.22    6.16    5.32
 675    93.63       8.32     47.08    8.61    6.18
 700    95.86       5.13     40.04    7.78       6
 725    98.56       8.19     51.77   11.98    4.52
 750    98.19       19.28    54.76    9.87    3.69
 775    97.41        2.3     51.43   15.78       0
 800    73.58         0      73.58       0       0
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IO LOANS

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                               Percent-
                   Wtd Avg       of      Wtd            Wtd      Wtd      Wtd
FICO    FICO       Current     Current   Avg            Avg      Avg      Avg                      % Owner  % Full  % Ltd   % Stated
Low     High       Balance     Balance   GWAC    % MI   FICO     DTI      LTV    % SFD    % PUD     Occ      Doc     Doc     Doc
-------------------------------------- ---------------------------------------------------------------------------------------------

 500     524
 525     549
 550     574
 575     599       232694.92      1.5    6.889     0     590     40.75   81.18    72.02    13.98   97.68    58.06    5.01     36.92
 600     624       262894.13      1.47   6.779     0     612     41.33   81.42    73.89    19.15   96.67    43.14     0       56.86
 625     649       238153.22      1.22   6.626     0     637     42.81   83.38    63.47    24.47   95.23    47.52     0       52.48
 650     674       245570.91      1.08   6.54      0     661     38.78   81.91    59.37    23.82   91.23    31.47    1.7      66.83
 675     699       243381.76      0.82   6.241     0     687     40.44   84.13    69.62     9.95   95.71    32.88     0       67.12
 700     724       246759.11      0.53   5.499     0     712     40.12   83.9      52.9     7.48   90.12    62.75     0       37.25
 725     749       289625.78      0.51   5.458     0     739     42.84   83.34    71.81     20.7   89.72    62.24     0       37.76
 750     774        249239.5      0.35   5.784     0     760     37.58   83.41    85.26      0     97.33    39.82     0       60.18
 775     799       150217.69      0.07   5.033     0     789     33.71   76.79    66.45    33.55    100     86.99     0       13.01
 800    max
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[TABLE CONTINUED]

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FICO   % Int
Low    Only     % CA    % NY    % FL
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500
525
550
575    100     65.63    2.61       0
600    100     63.53       0       0
625    100     51.07    1.68    3.21
650    100     63.47       0       0
675    100     64.79       0    2.85
700    100      57.7       0    2.04
725    100     77.75       0       0
750    100     68.21       0       0
775    100     33.55       0       0
800
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